SECURED CREDIT AGREEMENT

                       (ACCOUNTS RECEIVABLE AND INVENTORY)

                                                          Date:   JUNE 25, 1996


        NBD BANK ("Lender") and Professional Dental Technologies, Inc., d/b/a Pro-Dentec, d/b/a Prism, d/b/a Rota Point and Professional Dental Hygienists,
Inc., d/b/a Professional Dental Technologies and Services (collectively the "Borrower") agree to the following:

        1. LINE OF CREDIT. Lender, in its sole discretion, will lend to Borrower, on the terms described in this Agreement, up to the principal sum of:
(a) up to 75% of the net amount of "eligible" Receivables (as determined in accordance with Paragraph 8 below); and (b) up to 25% of the lesser of the cost or market value, or whatever other reasonable valuation is set by Lender, of "eligible" Inventory (as determined in accordance with Paragraph 8 below). The maximum principal amount to be advanced to Borrower under this line of credit will not exceed $3,000,000.00 at any one time outstanding, of which the maximum principal amount to be advanced against the security of eligible Inventory will not exceed $ 400,000,00.

             Lender shall not be obligated to lend or relend to Borrower at any time under this line of credit; each borrowing or reborrowing which is made under this line of credit will be made at the option of, and in the sole discretion, of Lender. Without in any way limiting the generality of the foregoing, Lender may, at any time and from time to time, in its sole discretion, change or reduce the percentage advance rates against eligible Receivables and eligible Inventory set forth in the immediately preceding paragraph.

        2. RATE OF INTEREST. The rate of interest to be charged on all advances, whether under this Agreement, any supplement, or otherwise ("Interest Rate"), will be 1.50 percentage points per annum higher than the prime per annum rate of interest adjusted on a daily basis, based on such rates as announced, published or determined by Lender (the "Prime Rate") and after maturity of the obligations (whether upon demand for payment, default under this Agreement, expiration of term, termination, acceleration or otherwise), the Interest Rate will be 3.50 percentage points per annum higher than the Prime Rate. However, in no event shall the Interest Rate be more than the highest rate permitted by law. For purposes hereof, the "Prime Rate" is that rate of interest which the Lender shall from time to time announce to be the Lender's Prime Rate. The Prime Rate is set by the Lender based upon various factors, including its costs and desired



(THIS AGREEMENT CONTAINS BOTH A GRANT OF A SECURITY INTEREST IN RECEIVABLES AND INVENTORY AND A PROMISE TO MAKE PAYMENT OF FUNDS BORROWED.)



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return, general economic conditions and other factors and is used as a reference point for pricing some loans. Lender may make loans at, above or below the Prime Rate. Any change in the Prime Rate shall immediately effect a change in the rate of interest payable hereunder. Such interest will be payable to Lender at the close of each month, and Lender may charge the amount of such interest to Borrower's account at that time. Interest charged on all advances shall be calculated on the basis of a year of 360 days for the actual number of days elapsed in a month, using the net debit balance owing to Lender at the close of each day of each respective month. After allowing 3 business days for collection of checks and other instruments (and subject to final collection), Lender will credit to Borrower's account the net amount of cash received by Lender.

        3.  GRANT OF SECURITY: RECEIVABLES AND INVENTORY.

            (a) As security for all advances from Lender, and for all other obligations as more particularly described below in Paragraph 5, chargeable to Borrower's account, Borrower hereby grants Lender a first lien and security interest in: (1) all Receivables now or hereafter owned by Borrower; and (2) all Inventory now or hereafter owned by Borrower and wherever located.

            (b) The term "Receivables" means all obligations of any kind at any time owing to Borrower, and whether now existing or arising in the future. Receivables include the following classifications of collateral under the Uniform Commercial Code: accounts, accounts receivable, contract rights, causes of action (including, without limitation, causes of action and recoveries under U.S.C. Sections 542-550 and 553), general intangibles (including all state and federal tax refunds, pension refunds, together with the goodwill of the business connected with the use of, and symbolized by, any of the foregoing, all trade secrets, patent, trademark and copyright royalties or like payments, proceeds of condemnation, awards, proceeds of judgments and proceeds of fire and other property insurance, such as business interruption insurance, and all certificates of public convenience and necessity, and all proceeds of insurance applicable to the Receivables or returned goods), chattel paper, documents, instruments, deposits, and all proceeds of the foregoing, as well as all security which Borrower has for any of these Receivables, and all of Borrower's rights to any goods or other property sold or leased which may be represented by such Receivables.

            (c) The term "Inventory" includes all goods intended for sale or lease by Borrower, or to be furnished by Borrower under contracts of sale or service, all raw materials, goods in process, finished goods, materials and supplies of every nature used or useable in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods, all documents evidencing or representing the same, wherever located, and all proceeds of such collateral, including
       insurance  proceeds.  Lender's  security   interest  in  Inventory  will
       continue through all stages of manufacture and will, without further act, attach to raw materials, to goods in process, to the finished goods, to the Receivables or other proceeds resulting from the sale or other disposition of Inventory, to all such Inventory as may be returned to Borrower by its customers, and all proceeds of insurance arising from loss or damage to any Inventory.


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            (d) The  Inventory  and  Receivables  shall be  security  for all of
       Borrower's  obligations  to  Lender,   including,  but  not  limited  to,
       borrowings under this Agreement and for all other obligations chargeable to Borrower's account under this Agreement and other agreements Borrower has or may have with Lender. Lender may also have other collateral for the Borrower's obligations. Until all such obligations have been fully paid or satisfied, Lender's security interest will continue in full force and effect.

        4. GRANT OF SECURITY: BUSINESS RECORDS. In addition to Lender's other security, Borrower hereby grants Lender a lease and first lien and security interest in all of Borrower's books of accounts, ledgers, computer software, computer printouts and other computerized records and cabinets in which there are reflected or maintained the Receivables in which Lender has a security interest, or which relate to any other security Lender may hold from Borrower and all supporting evidence and documents relating to such security in the form of written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like. For convenience, these documents are called "Business Records." Lender and its representatives shall, at all reasonable times during business hours, be entitled to free and undisputed access to such Business Records, and to make copies and extracts from such Business Records. All future Business Records which Borrower may acquire or develop concerning Receivables and other security for the advances shall also and without further act be subject to the provisions of this Agreement, and Lender shall have a lease and first lien and security interest in them.

        5. PAYMENT AND OBLIGATIONS. ALL OF BORROWER'S OBLIGATIONS TO LENDER, WHETHER ARISING UNDER THIS AGREEMENT, ANY TERM NOTE OR OTHERWISE, SHALL BE PAYABLE UPON DEMAND. Borrower's obligations to Lender include the principal on all loans and advances, whether under this Agreement, any Term Note(s) or otherwise, including advances under the line of credit in excess of the limits set forth in Paragraph 1 above, the interest accrued and unpaid, all liabilities acquired by purchase by Lender, by assignment or participation, and all other obligations, however arising, whenever arising, however evidenced, and whether absolute or contingent, due or to become due, including, without limitation, all obligations of Borrower arising under any guaranty agreements. Furthermore, all reasonable costs and expenses incurred by Lender or its agents in connection with this Agreement, including the preparation and review of this Agreement and all related agreements and documents, a collateral monitoring fee, of $1,500.00



                                     - 3 -


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per  quarter  payable in  arrears,  each  January 1st , April 1st , July 1st and
October 1st, and all other obligations to Lender, shall be part of Borrower's obligations and secured by the Receivables and Inventory and other collateral
security  granted  to  Lender.   Such  costs  and  expenses  include  reasonable
attorneys' fees and court costs incurred by Lender in obtaining legal advice regarding this Agreement or in enforcing payment of Borrower's obligations or to obtain payment of any of the Receivables or to perfect, renew or extend Lender's security interest or to defend any action or proceeding related to this Agreement or any Receivables, Inventory or other collateral, including any costs and expenses of any proceeding in which Lender is involved with Borrower or any customer of Borrower's, such as the costs and fees of lifting the automatic stay or participating in any bankruptcy proceeding, the costs of preserving and liquidating the Receivables and Inventory or other collateral security and the amount of all unpaid taxes, fees, assessments and similar charges owing by
Borrower  to  any  governmental   authority,   but  only  with  respect  to  the
Receivables, Inventory or other collateral and not otherwise, and which Lender is required to pay or deposit for Borrower's account.

        6. WARRANTIES AND COVENANTS RE: RECEIVABLES. Borrower warrants to Lender that all existing or future Receivables at the time of their assignment to Lender, will be valid, genuine and existing obligations created by sale and actual delivery by Borrower of goods or other property or through Borrower performing services or furnishing other sufficient consideration to its account debtors and other obligors, in the regular course of Borrower's business. These account debtors and other obligors are hereafter referred to as the "Customer." Borrower's Receivables will be free of all security interests, liens and encumbrances, except in Lender's favor, and shall be unconditionally owing to Borrower without any defense, offset or counterclaim. All of the shipping and delivery receipts and other documents to be given to Lender by Borrower with respect to the Receivables will be genuine. If any of these Receivables arise out of contracts with the United States or any of its departments, agencies or instrumentalities, Borrower shall advise Lender of this fact. Borrower shall execute any and all documents required by law in order to assign such Receivables and the proceeds thereof to Lender and give proper notice of the assignment in accordance with the requirements of the Federal Assignment of Claims Act, as amended, or any similar law now in force or passed in the future. If there are any disputes with Borrower's Customers, Borrower will notify Lender promptly and settle with them at no expense or detriment to Lender.

        7.  WARRANTIES AND COVENANTS RE: INVENTORY.

            (a) Borrower jointly and severally warrants that all Inventory is and shall be kept by Borrower at the following locations:



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        633  Lawrence,   2410  Harrison,   1210  Batesville  and  301  N.  Main,
Batesville, Arkansas 75201

and shall not (without prior written approval of Lender) be removed from such location(s) except for purposes of sale in the ordinary course of business.

             (b) All Inventory of Borrower will be free of all security interests, liens and encumbrances, or consignment arrangements or agreements, except those in favor of Lender and those consented to in writing by Lender.

             (c) Borrower shall perform any and all steps reasonably requested by Lender to protect, preserve and further perfect Lender's security interest in the Inventory. Such steps shall include leasing warehouses to Lender or its designee, transferring Inventory to such warehouses or to public warehouses, placing and maintaining signs, appointing custodians, and executing and filing financing or continuation statements in form and substance satisfactory to Lender. If any Inventory is in the possession or control of any of Borrower's agents or processors, Borrower shall notify them of Lender's security interest, and upon Lender's request, instruct them to hold all such Inventory for Lender's account and subject to Lender's instructions.

             (d) Lender may, in its discretion, at any time, pursuant to the power of attorney granted in this Agreement, notify Borrower's agents, processors or any warehousemen who have possession of any Inventory, of Lender's security interest, and that all such Inventory must be held for Lender's account and subject to its instructions.

        8.  ELIGIBLE RECEIVABLES AND INVENTORY.

            (a) The determination of whether Receivables or Inventory are "eligible" is one that will be made entirely by Lender, but in no event shall Receivables that are more than 90 days old (based on the billing date) or 30 days old (based on the billing date) for COD Receivables, be eligible.

             (b) If any of the following things happen, then Lender may, in addition to its other rights, reclassify all of the Receivables of a Customer as ineligible without in any way affecting Lender's security in such Receivables: (i) if any warranty is breached as to any Receivable or as to the goods and services which gave rise to any Receivable; (ii) if 50% or more of the total Receivables from a Customer are either more than 90 days old (based on the billing date) or more than 30 days old (based on billing date) for COD Receivables; (iii) if the Customer disputes liability on any Receivable; (iv) if the Customer makes a claim with respect to liability; (v) if the Customer files, or has filed against it, a petition for bankruptcy, reorganization or any other type of relief under any insolvency laws; (vi) if the Customer makes an assignment for the benefit of creditors, or seeks a composition with creditors; (vii) if the Customer becomes insolvent, or fails, suspends, or goes out of business.



                                     - 5 -

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               (c)  Eligible  Inventory  includes  only  those  portions  of the
        Inventory listed on schedules provided to Lender by Borrower which Lender may from time to time classify as eligible.

9.      RECORDS AND REPORTS.

               (a) Borrower shall maintain adequate stock records of its Inventory, including perpetual inventories. Borrower shall also make a physical listing of all Inventory, wherever located, at least every twelve months, and whenever requested by Lender, and a copy of each such physical listing shall be supplied to Lender.

               (b) Upon Lender's request, Borrower shall furnish schedules describing all Receivables created or acquired by Borrower, and confirming Lender's security interests therein; however, Lender's rights will not be impaired if Borrower fails to do so.

               (c) All items making up proof of delivery of goods and services rendered by Borrower to Customers, and copies of all invoices to Borrower's Customers will be held in trust for Lender's benefit, and Borrower shall promptly furnish the originals or copies of the same at any time Lender requires them.

               (d) In addition, at Lender's request, Borrower will periodically furnish written reports detailing its Inventory and containing such information on Inventory as Lender may reasonably specify. Lender shall further have the right, at all times, to have access to and to inspect Borrower's Inventory.

               (e) Lender may also inspect, audit and make abstracts from Borrower's Business Records and any other records, files and books of account, and Borrower shall furnish upon Lender's request, at reasonable intervals, statements showing Borrower's financial condition and the results of its operations.

               (f) Borrower shall also promptly provide Lender with copies of all of Borrower's future audited, reviewed or compiled financial statements, and statements or reports Borrower is required to file with shareholders or any governmental agencies, such as the Securities and Exchange Commission, and any other documents or information Lender may reasonably request.

        10. INSURANCE. Borrower shall insure the Inventory for Lender's benefit against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Lender may specify, in amounts and under policies and by insurers reasonably acceptable to Lender, and all premiums shall be paid by Borrower when due and the policies or certified copies of such policies delivered to Lender. If Borrower fails to do so, Lender may procure such insurance and charge the cost to Borrower's account. No cancellation of such insurance or material change in the terms of any policy shall be made without the insurance carrier giving Lender at least 30 days' prior written notice. In the event of any casualty to the Inventory which is covered by insurance, Borrower authorizes Lender to settle any claim or proceed to suit and judgment for all insurance proceeds arising out of the casualty to the Inventory, and upon receipt of payment of such proceeds Lender, at its option, may apply all payments to the obligations in any order Lender determines or to the restoration or replacement of the Inventory.


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        11.  VERIFICATION  AND COLLECTION OF RECEIVABLES.  Lender may verify any
Receivable at any time in any reasonable manner, including written or telephone requests for verification of Receivables from Customers, and Borrower shall help Lender do so. Lender at any time may notify Borrower's Customers that Lender has a security interest in the Receivables, and collect them directly in Lender's own name. Unless and until Lender so notifies such Customers, Borrower will collect the Receivables as a trustee for Lender under an express trust for Lender's benefit. All full or partial payments of any Receivables made directly to Borrower or that otherwise come into Borrower's possession shall also be received by Borrower in trust, and unless Borrower is instructed otherwise, Borrower shall deliver all payments to Lender in their original form. Similarly, any goods which are returned to Borrower by its Customers or which Borrower otherwise recovers shall also be received in trust for Lender. Borrower shall advise Lender promptly of any such returned goods, and unless Lender instructs Borrower to deliver them to Lender, Borrower shall sell them for Lender, and the Receivables so created shall be part of Lender's security. After Lender has
notified  any  Customer,   Lender  shall  have  the  right,  without  Borrower's
participation, approval or notice, to settle any disputes between such Customer and Borrower directly with the Customer for any amounts and upon such terms as Lender considers advisable. Further, upon request of Lender at any time, Borrower agrees to notify such Customers and indicate on all billings that the Receivables are payable to Lender.

        12. SALES OF INVENTORY. If Borrower sells Inventory for cash, all full and partial payments shall immediately be delivered to Lender in their original form, and if Borrower sells Inventory on credit, Borrower shall confirm the assignment to Lender of the resulting Receivables and Lender's security interest therein pursuant to this Agreement.

        13. APPOINTMENT OF AGENT. After the occurrence of any of the events of default set forth in Paragraph 14 and upon the declaration by Lender of such default, to protect Lender's interest in the Receivables, Inventory and other collateral, Borrower appoints Lender as Borrower' s attorney-in-fact, or any person or entity that Lender from time to time appoints to act in this capacity. Such appointment shall be effective immediately upon declaration of default by Lender. As Borrower's attorney-in-fact, Lender shall have the power to endorse Borrower's name on checks, notes, acceptances, drafts, or other forms of payment or security that may come into Lender's possession. Such attorney may also sign Borrower's name on any invoices or bills of lading relating to any Receivables or Inventory or on any tax refund checks or drafts, or on drafts against the Customers, on schedules and confirmations of assignments of Receivables or Inventory, on notices of assignments, financing statements under the Uniform Commercial Code and other public records, on verifications of accounts and on notices to Customers. Lender may also notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Lender. Lender may receive, open and dispose of all mail addressed to Borrower. Lender may send requests for verifications of accounts to Customers, and do all other things necessary to carry out this Agreement. Borrower ratifies and confirms all acts of the attorney. Neither the attorney-in-fact, if a separate person or entity is designated, nor Lender will be liable for any act or omission, or any error in judgment or mistake of fact or law. These powers granted to Lender and the attorney are coupled with an interest, and cannot be revoked by Borrower so long as Borrower is indebted to Lender or Lender has a security interest in any Receivable or other collateral.



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         14. DEFAULTS. If any of the following things happen,  Borrower shall be in default of this Agreement and Lender shall have the remedies provided below in Paragraph 15:

               (a) if, after demand, Borrower fails to make any payment required of it under this Agreement, or any other note or agreement with Lender, or, if no demand has been made, if Borrower fails to make any payment required of it under this Agreement, or any other note or agreement with Lender when and as due;

               (b) if Borrower defaults under this Agreement or any other agreement or note with Lender, other than a default under Paragraph 14(a) above;

               (c) if Borrower or any Guarantor of the amounts due under this Agreement ("Guarantor") becomes insolvent or generally unable to meet its debts as they become due, or fails, suspends, or goes out of business;

               (d) if Borrower's Tangible Net Worth (as defined below) is ever less than $ 2,000,000.00. For the purposes of this provision, Tangible Net Worth means total assets less intangible assets, prepaids, investments in affiliates, advances to officers, employees, and affiliates, and total liabilities all as determined by the Lender. Intangible assets include goodwill, patents, copyrights, mailing lists, catalogs, trademarks, bond discounts and underwriting expenses, organization expenses, and all other intangibles;

               (e) if Borrower or any Guarantor suffers a material loss of any of its property or assets that is not covered by insurance satisfactory to Lender;

               (f) if a trustee, receiver or custodian is appointed over all or substantially all of Borrower's or any Guarantor's property;

               (g) if any proceeding in bankruptcy, insolvency or reorganization is instituted by or against Borrower or any Guarantor;

               (h) if Borrower or any Guarantor makes an assignment for the benefit of creditors or a composition with any of its creditors;

               (i) if the Borrower makes additional net investments in, or advances to, its nonconsolidated joint ventures exceeding $400,000 in the aggregate during a period commencing with the execution of this agreement and ending on the Borrower's current fiscal year, and thereafter if the Borrower makes any additional net investment in, or advance to, its nonconsolidated joint ventures without the Lender's prior consent;

               (j) if the Borrower guaranties or otherwise becomes or remains secondarily liable on the undertaking of another, including any affiliate of Borrower but excluding endorsement of drafts for deposit and collection in the ordinary course of business; or


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               (k) if the Borrower or any Guarantor  defaults under the terms of any agreement or instrument relating to any debt for borrowed money, other than a default under Paragraphs 14 (a) or 14 (b), such that the creditor declares the debt due before its maturity.

NOTWITHSTANDING THE FOREGOING, LENDER'S RIGHT TO DEMAND PAYMENT SHALL NOT BE CONDITIONED UPON A DEFAULT UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT.

        15.    RIGHTS AND REMEDIES.

               (a) Lender shall have the following rights and remedies in the event of the occurrence of any of the defaults described in Paragraph 14 above: all of the rights and remedies of a secured party under the Uniform Commercial Code, including the right to sell and deliver any and all of the Receivables and Inventory Lender may hold at public or private sale, for cash, for credit or otherwise, and upon such prices and terms as Lender deems advisable. Borrower acknowledges that, unless the circumstances dictate that shorter notice is reasonable, at least 15 days' prior notice of any such sale or other disposition of the Receivables or Inventory shall be reasonable notice, and that such notice may be given to Borrower at its address specified below, or at such other address as it provides to Lender in writing from time to time. Such notice may be written, by telegram, telex or other medium of communication, or may be personally delivered by Lender. If the sale of the Receivables or Inventory is public, Lender may purchase at the sale and shall have all rights of a good faith purchaser for value. Lender shall also have the right to collect the Receivables by direct action against Borrower's Customers making such settlements or compromises with them as it deems advisable. Lender may also take physical possession of any Inventory at any time or times, and maintain such possession on Borrower's premises. Lender may also remove such Inventory or any part thereof to such other places as it may wish. If Lender exercises its right to take possession of Inventory, Borrower shall, on Lender's request, assemble it and make it available to Lender at a place reasonably convenient to Lender. In addition to all of the rights and remedies set forth in this Agreement, Lender will have the right forthwith or at any time thereafter to remove from Borrower's premises all Business Records and Lender may keep and retain the Business Records in its possession until all present and future indebtedness and obligations of whatever nature owing by Borrower to Lender shall have been fully paid and discharged. The removal of such Business Records shall not prevent Borrower from being afforded access to them, during regular business hours, at the place or places to which they have been moved by Lender, for the purpose of examining and auditing them and making written excerpts from such Business Records.

               (b) The proceeds of the sale or collection of the Receivables and Inventory shall, at Lender's option, first be applied to all costs and expenses of sale or collection, including reasonable attorneys' fees, and secondly to the payment, in whatever order Lender elects, of all obligations chargeable to Borrower.

               (c) Subject to the provisions of applicable law, Lender shall return any surplus to Borrower, and Borrower shall remain liable to Lender for any deficiency.

               (d) All sums at any time standing to Borrower's credit on Lender's books, and all of Borrower's property at any time in Lender's possession, custody or control or upon which Lender has a lien or security interest may be held by Lender as security for all obligations due Lender from Borrower, and may be offset against such obligations.

               (e) In any bankruptcy proceeding, including one for reorganization, Borrower agrees that Lender shall have a right of first refusal to provide financing in such proceeding on such basis as to priority and security as Lender elects. Borrower acknowledges, however, that this Agreement and all supplements thereto are financial accommodations for its benefit, and that Lender has no obligation to finance Borrower or any trustee in any such bankruptcy proceeding.

        16. NO MARSHALLING. Borrower, on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights, if any, to require a marshalling of assets by Lender or to require that Lender first resort to some or any portion of any collateral securing Borrower's obligations before foreclosing upon, selling or otherwise realizing on any other portion thereof

        17. TERM AND TERMINATION. Unless there is a sooner demand for payment, this Agreement shall have an initial term of three years from the date set forth above. This Agreement shall be automatically renewed for successive periods of one year unless terminated as provided below. Even if this Agreement is automatically renewed, the obligations due Lender under this Agreement will still be payable on demand. Lender may terminate this Agreement at any time, and Borrower may so terminate it only on the anniversary of the Agreement in any year upon sixty (60) days prior written notice to Lender. However, if Borrower chooses to terminate the Agreement and to pay Lender a prepayment premium in addition to the then principal, accrued interest and any other obligations due Lender, Borrower may terminate this Agreement at any time. The Borrower shall be obligated to pay a prepayment premium if Borrower makes a prepayment of all or substantially all (more than 50%) of the principal then outstanding, accrued interest and other obligations due Lender by Borrower at any time other than the annual anniversary of this Agreement. The prepayment premium previously referred to shall be equal to 2% of the maximum dollar amount of the line of credit if prepayment is made within one year from the date of this Agreement, and 1% of such amount if prepayment is made thereafter.

        18. EARLY TERMINATION. If Borrower defaults in any manner as provided in Paragraph 14 above, then, anything contained in this Agreement or any supplement notwithstanding, Lender shall have the right to terminate this Agreement at any time without notice, and if Lender stops making advances to Borrower, such act under these circumstances shall be treated as one of termination. On such termination date, all outstanding obligations due under this Agreement or any supplement or other agreement between Lender and Borrower, or any affiliate of Lender's, shall immediately become due and payable without further notice, act or demand on Lender's part. All of Lender's rights under this Agreement shall continue notwithstanding termination, and Lender's security interest in all Receivables, Inventory and other collateral, then or thereafter existing, shall also remain in full force. Borrower shall further be required to furnish Lender with all reports, schedules and confirmatory assignments of all Receivables, and to turn over all payments on the Receivables and other proceeds, as if this Agreement had not terminated, until Borrower has satisfied all of its obligations to Lender.

        19. ENVIRONMENTAL LIABILITIES. The Borrower agrees that Lender shall not assume any liability or obligation for loss, damage, fines, penalties, claims or duty to clean-up or dispose of wastes or materials on or relating to the collateral or other property of the Borrower regardless of any inspections made by the Lender prior to the consummation of this transaction or as a result of any conveyance of title to the Lender by foreclosure, deed in lieu of foreclosure, or otherwise. The Borrower agrees to remain fully liable and shall indemnify and hold harmless Lender from any costs, expenses, clean-up costs, waste disposal costs, litigation costs, fines, penalties, including without limitation those costs, expenses, penalties and fines within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act, and other federal or state laws and regulations, now or in the future in effect, and all other related liabilities. Any claim Lender may have against the Borrower pursuant to this paragraph shall be part of the obligations.

        20. REINSTATEMENT OF OBLIGATIONS AND SECURITY. To the extent that Borrower makes a payment to Lender or Lender receives any payment(s) or proceeds of Receivables or other collateral for Borrower' s benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable doctrine, then, to the extent of such payment(s) or proceeds received, the Borrower's obligations or part thereof intended to be satisfied thereby shall be reinstated and continue in full force and effect, and all collateral security therefor shall remain in full force and effect (or be reinstated), as if such payment(s) or proceeds had not been received by Lender, and an appropriate adjustment to Borrower's loan balance may be recorded, until payment shall have been made to Lender, which payment shall be due on demand.

        21. CHIEF EXECUTIVE OFFICE; TRADENAMES. Borrower further warrants and covenants that:

            (a) its chief executive office and principal place of business is located at 633 Lawrence Street, Batesville, Arkansas 75201;

            (b) its Business Records are kept at the following location(s):

                 633 Lawrence Street, Batesville, Arkansas 75201

            (c) its corporate name is exactly as set forth on the signature page of this Agreement and Borrower has not changed its corporate name since the date of its incorporation, nor has it or does it use any tradenames or tradestyles except Professional Dental Technologies and Services, Pro-Dentec, Prism and Rota Point; and

            (d) Borrower shall provide Lender with 15 days prior written notice of any change with respect to any of the foregoing.

        22. LEGAL RATE ADJUSTMENT. This Agreement, all supplements thereto and all other notes, security agreements and mortgages between the Borrower and Lender pertaining to the obligations of the Borrower are expressly limited so that in no event whatsoever shall the amount of interest paid or agreed to be paid to Lender exceed the highest rate of interest permissible under applicable law. If, from any circumstances, fulfillment of any provision of this Agreement or such other notes and agreements at the time performance of such provisions shall be due, shall involve exceeding the interest limitation validly prescribed by law which a court of competent jurisdiction may deem applicable, then the obligation to be fulfilled shall be reduced to an amount computed at the highest rate of interest permissible under applicable law, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to the payment of the principal of such obligation (whether or not then due and payable), and not to the payment of interest, or shall be refunded to the Borrower, if such principal has been paid in full.

23. SET-OFF. In addition to any rights and remedies of Lender provided by law, Lender shall have the right, without prior written notice to the Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence of any event of default and so long as such event of default is continuing, to set off and apply against any obligations, whether matured or unmatured, of the Borrower to Lender, any amount owing by Lender to Borrower, at or at any time after the happening of any of the above mentioned events, and such right of set-off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against the Borrower of such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant. Lender agrees promptly to notify the Borrower after any set-off and application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

        24.    GENERAL PROVISIONS.

               (a) Lender's failure to exercise any right or remedy or option under this Agreement, or any delay by Lender in exercising any of them, will not operate as a waiver. Borrower understands that the only way Lender may waive its rights is in writing signed by an authorized agent of Lender.

               (b) All of Lender's rights and remedies under this Agreement are cumulative and not exclusive one of the other.

               (c) If any provision of this Agreement is unenforceable for any reason, it shall not affect the enforceability of the other provisions of this Agreement.

               (d) Borrower also understands that this Agreement cannot be changed or terminated orally, and that it is for the benefit of Lender and its successors and assigns and is binding upon Borrower and its permitted successors and assigns.

               (e) Borrower shall not delegate its duties or assign its rights and obligations under this Agreement without the prior written consent of Lender.

               (f) In addition to this Agreement, Borrower may execute with Lender one or more riders, supplements or other agreements which shall form a part of this Agreement. If there is an express conflict between the terms of this Agreement and those contained in any rider, supplement or other agreement, the terms of this Agreement shall control unless such other rider, supplement or other agreement specifically provides otherwise.

               (g) This Agreement, together with any written supplements, riders or other agreements, is the entire agreement between the parties relating to the subject matter of this Agreement, and supersedes all prior agreements, commitments and understandings between the parties.

               (h) Except and only to the extent that the perfection of Lender's security interests may be governed by the laws of another jurisdiction, this Agreement is to be governed by the internal laws of the State of Michigan, including the Uniform Commercial Code as adopted in Michigan. Unless otherwise defined, the terms used in this Agreement shall have the meaning given them in the Uniform Commercial Code.

               (i) Neither this agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

               (j) Except where the context otherwise requires, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

               (k) Any reference to a rider, supplement or other document or agreement shall include any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions thereof which may hereafter be executed in accordance with the terms hereof.

               (l) All exhibits referenced in this Agreement shall be deemed to be incorporated into this Agreement as if entirely set forth herein.

               (m) This Agreement may be executed in one or more counterparts.

        25.    JOINT AND SEVERAL LIABILITY.

               (a) The obligations and liabilities of Borrower under, and all representations, warranties and covenants of Borrower in this Agreement and the other documents relating to obligations of Borrower to Lender shall be joint and several in all respects whatsoever. The term "Borrower" shall apply to each Borrower individually and collectively and each Borrower shall be jointly and severally liable.

               (b) Lender may deal with either Borrower as if it were the sole obligor, without inpairing in any way the liability of the other Borrower. Without limiting the generality of that right, Lender may in particular release, impair, or fail to perfect an interest in any collateral of either Borrower, waive defaults by either Borrower, or extend, compromise or release the liability of either Borrower, without the consent of the other Borrower.

               (c) Each Borrower represents that it has carefully considered the alternatives to and the legal consequence of incurring joint and several liability for the obligations to Lender and has determined that by such arrangement it is able to obtain financing on terms more favorable than otherwise, and that under a joint and several loan facility, it will realize substantial interest savings over alternative financing arrangements. Borrower also represents and warrants that the businesses of each are integrally related, and that the success of each Borrower is a direct business benefit to the other.

               (d) Lender may bring a separate action or actions on the obligations of Borrower against either Borrower, whether or not the other is or is not joined therein. Each Borrower agrees that any release which may be given to the other or any Guarantor of the obligations of Borrower shall not release the other Borrower from its obligations. Each Borrower waives any right to assert against Lender any defense (legal or equitable), set off, counterclaim, or claims which such Borrower individually nay now or any time hereafter have against the other Borrower or any other party liable to Lender in any manner whatsoever.

               (e) Any and all present and future debt and other obligations of either Borrower to the other Borrower are hereby subordinated to the full payment and performance of the obligations of Borrower to Lender; provided, however, such debt and other obligations may be incurred and repaid, subject to the terms of this Agreement, so long as no default has occurred.

               (f) Each Borrower is presently informed as to the financial condition of the other Borrower, and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the obligations of Borrower to Lender. Each Borrower hereby covenants that it will continue to keep itself informed as to the financial condition of the other Borrower, the status of the other Borrower, and of all circumstances which bear upon the risk of nonpayment. Absent a written request from Borrower to Lender for information, each Borrower hereby waives any and all rights it may have to require Lender to disclose to such Borrower any information which Lender may now or hereafter acquire concerning the condition or circumstances of the other Borrower.

               (g) Each Borrower waives all rights to notices of default, existence, creation, or incurring of new or additional indebtedness, and all other notices of formalities to which such Borrower may, as a joint and several Borrower hereunder, be entitled.

        26. NOTICE. Borrower agrees to give prompt notice to Lender of the occurrence of (i) any event of default and (ii) any other development, financial or otherwise, which would affect the Borrower's or the Guarantor's business, properties or affairs in a materially adverse manner.

        27. ACKNOWLEDGMENT OF BORROWER. THIS AGREEMENT HAS BEEN FREELY AND VOLUNTARILY ENTERED INTO WITH THE LENDER BY THE BORROWER, WITHOUT ANY DURESS OR COERCION, AND AFTER THE BORROWER HAS EITHER CONSULTED WITH COUNSEL OR HAS BEEN GIVEN AN OPPORTUNITY TO DO SO, AND THE BORROWER ACKNOWLEDGES THAT IT HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT.

        28. WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BOTH BORROWER AND LENDER EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER LENDER NOR BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.

                                   PROFESSIONAL DENTAL HYGIENISTS,  INC., d/b/a
                                   Professional Dental Technologies and Services

                                   ---------------------------------------------
                                                  (Name of Borrower)

                                   an Arkansas corporation



                                   By: /s/  Frank H. Newton, III
                                       -----------------------------------------

                                       Its:  VICE PRESIDENT

                                       633 Lawrence
                                       Batesville, Arkansas  75201
                                   ---------------------------------------------
                                                 (Address of Borrower)

                                   PROFESSIONAL DENTAL TECHNOLOGIES, INC., d/b/a Pro-Dentec, d/b/a Prism, d/b/a Rota Pint
                                   ---------------------------------------------
                                                   (Name of Borrower)
                                   a Nevada corporation


                                   By: /s/  Frank H. Newton, III
                                       -----------------------------------------
                                      Its:  Chief Operating Officer


                                      633 Lawrence
                                      Batesville Arkansas  75201
                                   ---------------------------------------------
                                                (Address of Borrower)



                                   NBD BANK


                                   By: /s/ Harold Dalton
                                      ------------------------------------------


                                      Its:  Vice-President
                                           -------------------------------------

                                                 701 First National Building
                                                 Detroit, Michigan  48226

                    EQUIPMENT AND FIXTURES SECURITY AGREEMENT
                    -----------------------------------------


                                                            Date:  June 25, 1996

             NBD BANK ("Lender") and Professional Dental Technologies, Inc., d/b/a Pro- Dentec, d/b/a Prism, d/b/a Rota Point and Professional Dental Hygienists, Inc., d/b/a Professional Dental Technologies and Services (collectively the "Borrower") agree to the following:

         1. SUPPLEMENT TO SECURED CREDIT AGREEMENT. This Agreement is a supplement to a Secured Credit Agreement (Accounts Receivable and Inventory) of even date herewith (the "Secured Credit Agreement") between Lender and Borrower. This Agreement (the "Equipment Agreement") shall secure all of Borrower's obligations under the Secured Credit Agreement and under the "Term Note(s)", and the other obligations described in Paragraph 5 below, and shall remain in effect for so long as such obligations remain unsatisfied.

         2. GRANT OF SECURITY. In addition to any other security granted to Lender, Borrower grants to Lender a lien and security interest in all equipment and fixtures (the "Equipment") owned by Borrower, now or in the future, or in which Borrower has or, in the future may have, rights of any kind, together with any and all proceeds of the Equipment to secure all obligations of Borrower to Lender, including the obligations described in Paragraph 5 below.

         3. DEFINITION OF EQUIPMENT. The term "Equipment" shall include all equipment, fixtures, chattels, machinery, furniture and like personal property owned by Borrower, now or in the future, bought for or used by Borrower in Borrower's business, or in which Borrower obtains rights of any kind, including rights under any lease, whether a true lease or a lease intended as security, and wherever such collateral is located, including all such collateral located, affixed or to be affixed to premises commonly known as:

633  Lawrence,  2410  Harrison,  1210  Batesville  and 301 N. Main,  Batesville,
Arkansas

             The Equipment also includes, but is not limited to, all accessories, machinery parts and appurtenances attached, kept, used or intended for use in connection with any equipment and fixtures and all apparatus, tools, supplies, materials, blue prints and plans.

         4. GOOD TITLE AND PRIOR SECURITY INTERESTS. Borrower warrants that it is the lawful owner of all of the Equipment and has complete authority to grant a security interest in this collateral. The Equipment is free of all other liens, security interests, encumbrances and adverse claims (collectively "Other Liens") except as set forth on Exhibit A attached hereto and made a part hereof. If there are any Other Liens which Lender has not agreed may be continued, Borrower shall pay and discharge the same immediately. If Borrower fails to do so, Lender may, at its option, pay or discharge such Other Liens, in whole or in part, and Borrower shall immediately reimburse Lender for all such sums so paid by Lender. Any such payments made by Lender to discharge any such Other Liens, not reimbursed by Borrower, shall form part of the Obligations as defined in this Equipment Agreement and the Secured Credit Agreement and shall be secured by all security granted by Borrower to Lender under this and any other agreement.

         5. PAYMENT AND OBLIGATIONS. All of Borrower's obligations to Lender shall be payable as provided in the Secured Credit Agreement or as provided in the Term Note(s), if any, given by Borrower to Lender simultaneously with the execution and delivery of this Agreement to Lender or hereafter (together with all amendments, restatements, modifications, renewals, extensions or substitutions of any of them, collectively "Term Note(s)"). Borrower's obligations (the "Obligations") to Lender include the principal on all loans and advances under this Agreement, the Secured Credit Agreement, the Term Note(s), if any, or under any other agreement, the interest accrued and unpaid, under any such agreements or Term Note(s), all liabilities acquired by purchase by Lender, by assignment or participation, and all other obligations, however arising, whenever arising, howsoever evidenced and whether absolute or contingent, due or to become due. Furthermore, all reasonable costs and expenses incurred by Lender or its agents in connection with this Agreement, the Secured Credit Agreement, the Term Note(s), if any, and all other obligations to Lender shall be part of Borrower's Obligations and secured by the Equipment. Such costs and expenses include reasonable attorneys' fees and court costs incurred by Lender in obtaining legal advice regarding this Equipment Agreement or any loans, including the preparation and review of this Equipment Agreement and all related agreements and documents, or in enforcing payment of Borrower's Obligations or to obtain possession of the Equipment or to perfect, renew or extend Lender's security interest or to demand any action or proceeding related to this Equipment Agreement or any other agreement or the Term Note(s) between Lender and Borrower, including any costs and expenses of any proceeding in which Lender is involved with Borrower, such as the costs and fees of lifting the automatic stay, the costs of preserving and liquidating the Equipment, and the amounts of all unpaid taxes and similar charges owing by Borrower to any governmental authority only with respect to the Equipment or other collateral, and not otherwise, and which Lender is required to pay or deposit for Borrower's account.

         6. RATE OF INTEREST. The interest to be charged on all Obligations under this Equipment Agreement and the Secured Credit Agreement shall be based on the terms and conditions set forth in the Secured Credit Agreement.

         7. INSURANCE. Borrower shall insure the Equipment for Lender's benefit against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Lender may specify, in amounts and under policies and by insurers reasonably acceptable to Lender, and all premiums shall be paid by Borrower and the policies or certified copies of such policies delivered to Lender. If Borrower fails to do so, Lender may procure such insurance and the amounts so expended by Lender shall become part of the Obligations under this Equipment Agreement and the Secured Credit Agreement. No cancellation of such insurance or material change in the terms of any policy shall be made without the insurance carrier giving Lender at least 30 days prior written notice.

         8. SETTLEMENT OF INSURANCE CLAIMS. In the event of any casualty to the Equipment which is covered by insurance, Borrower authorizes Lender to settle any claim or proceed to suit and judgment for all insurance proceeds arising out of the casualty to the Equipment, and upon receipt of payment of such proceeds, Lender, at its option, may apply all payments to the obligations in any order Lender determines or to the restoration or replacement of the Equipment.

             Notwithstanding the foregoing if Borrower is not in default under this agreement or any of the loan documents, nor do circumstances exist that with the passage of time, the giving of notice, or both would constitute such a default, Lender shall allow the Borrower to use the insurance proceeds to repair and restore the Equipment.

         9. DEFAULTS. If any of the following things happen, Lender shall have the remedies provided below in paragraph 10:

                  (a) if, after demand, Borrower fails to make any payment required of Borrower under this Equipment Agreement, the Secured Credit Agreement, the Term Note(s), or any other agreement with Lender, or, if no demand has been made, if Borrower fails to make any payment required of Borrower under this Equipment Agreement, the Secured Credit Agreement, the Term Note(s) or any other agreement with Lender when and as due;

                  (b) if Borrower otherwise breaches any term or provision of this Equipment Agreement, the Secured Credit Agreement, the Term Note(s), or any other agreement with Lender, other than a default under Paragraph 9(a) above;

                  (c) if Borrower or any Guarantor of the amounts due under this Agreement ("Guarantor") becomes insolvent or generally unable to meet its debts as they become due, or fails, suspends, or goes out of business;

                  (d) if Borrower's Tangible Net Worth (as defined below) is ever less than $ 2,000,000.00. For the purposes of this provision, Tangible Net Worth means total assets less intangible assets, prepaids, investments in affiliates, advances to officers, employees, and affiliates, and total liabilities all as determined by the Lender. Intangible assets include goodwill, patents, copyrights, mailing lists, catalogs, trademarks, bond discounts and underwriting expenses, organization expenses, and all other intangibles.

                  (e) if Borrower or any Guarantor suffers a material loss of any of its property or assets that is not covered by insurance satisfactory to Lender;

                  (f) if a trustee, receiver or custodian is appointed over all or substantially all of Borrower's or any Guarantor's property;

                  (g)  if  any   proceeding   in   bankruptcy,   insolvency   or
         reorganization is instituted by or against Borrower or any Guarantor;

                  (h) if Borrower or any Guarantor makes an assignment for the benefit of creditors or a composition with any of its creditors;

                  (i) if the Borrower makes additional net investments in, or advances to, its nonconsolidated joint ventures exceeding $400,000 in the aggregate during a period commencing with the execution of this agreement and ending on the Borrower's current fiscal year, and thereafter if the Borrower makes any additional net investment in, or advance to, its nonconsolidated joint ventures without the Lender's prior consent;

                  (j) if the Borrower guaranties or otherwise becomes or remains secondarily liable on the undertaking of another, including any affiliate of Borrower but excluding endorsement of drafts for deposit and collection in the ordinary course of business; or

                  (k) if the Borrower or any Guarantor defaults under the terms of any agreement or instrument relating to any debt for borrowed money, other than a default under Paragraphs 9 (a) or 9 (b), such that the creditor declares the debt due before its maturity.

         10. RIGHTS AND REMEDIES. If Borrower defaults under this Equipment Agreement, Lender may take physical possession of the Equipment or any part of such collateral at any time or times, and maintain such possession on Borrower's premises. Lender may also remove such Equipment or any part of it to such other place(s) as it may wish. If Lender exercises its right to take possession of the Equipment, Borrower shall, on Lender's demand, assemble it and make it available to Lender, at a place reasonably convenient to Lender. After Borrower has defaulted on the Obligations, Borrower will, if it is a tenant of the premises where the Equipment is located, at Lender's option, assign to Lender its rights under its Lease. Borrower shall also, if a tenant of the premises where the Equipment is located, permit Lender to occupy such premises rent free for at least 90 days so that Lender may sell or otherwise dispose of the Equipment and other security it has for the Obligations without incurring the expense of removing such Equipment and other collateral from such premises. In addition, with respect to all Equipment as well as all other collateral, Lender shall have all of the rights and remedies set forth in the Secured Credit Agreement, and all of the rights and remedies available to Lender as a secured party under the Uniform Commercial Code or other law.

         11. FAILURE TO REPAIR. If Borrower fails to repair the Equipment or keep the Equipment in good repair and operating condition, Lender may, at its option, repair or replace any Equipment, and Borrower shall immediate1y reimburse Lender for all costs it has incurred in doing so. If Borrower fails to reimburse Lender for all sums expended by Lender in this regard, such expenses shall form part of the Obligations under this Equipment Agreement and the Secured Credit Agreement, and the Term Note(s), if any, and shall be secured by all of the collateral granted to Lender under this Equipment Agreement and the Secured Credit Agreement.

         12. ANTI-SALE AND LIEN PROVISION. Without Lender's prior written consent, Borrower shall not sell, assign, lease, mortgage, encumber, suffer or grant any security interest or lien in or dispose of the Equipment with an aggregate value exceeding $20,000.00, or any part of it or interests in it, nor shall Borrower attempt to do so.

         13. REMOVAL OF COLLATERAL. Without Lender's prior written consent, Borrower shall not remove or attempt to remove or suffer anyone else to remove or permit them to remove any of the Equipment with an aggregate value exceeding $20,000.00, from the place(s) where it is now located.

         14. PAYMENT OF TAXES. Borrower shall also make payment of all taxes, impositions, judgments and other claims, which could or would create a right of seizure or levy upon the Equipment or create a security interest in or lien on the Equipment.

         15. MOTOR VEHICLE COLLATERAL. If any part of the Equipment consists of motor vehicles or certificated vehicles, as defined by the law governing this Equipment Agreement or such vehicles, then the amount allocated to such motor vehicles or certificated vehicles shall be $ 0.

         16. ANTI-WAIVER AND SEVERABILITY. Lender's failure to exercise any right, remedy or option under this Equipment Agreement, or any delay by Lender in exercising any of them, will not operate as a waiver. Borrower understands that the only way Lender may waive its rights is in writing signed by an authorized agent of Lender. All of Lender's rights and remedies under this Equipment Agreement are cumulative and not exclusive of each other. If any provision of this Equipment Agreement is unenforceable for any reason, it shall not affect the enforceability of the other provisions of this Equipment Agreement.

         17. MISCELLANEOUS. Borrower also understands that this Equipment Agreement cannot be changed or terminated orally, and that it is for the benefit of Lender, its successors and assigns and is binding upon Borrower and its permitted successors and assigns. In addition to this Equipment Agreement, Borrower has executed with Lender the Secured Credit Agreement and one or more Riders or Supplements which shall form a part of that Agreement. If there is an express conflict between the terms of this Equipment Agreement and the terms of the Secured Credit Agreement, the terms of the Secured Credit Agreement shall control. If there is an express conflict between the terms of this Equipment Agreement and those contained in any Rider or Supplement to it, the terms of this Equipment Agreement shall control unless the Rider or Supplement specifically provides otherwise. This Equipment Agreement, together with the Secured Credit Agreement, written supplements or riders executed by Lender and Borrower, and the Term Note(s), if any, is the entire agreement between the parties relating to the subject matter, and supersedes all prior agreements, commitments and understandings of the parties. This Equipment Agreement may be executed in one or more counterparts, each of which shall be deemed one and the same original instruments. Except and only to the extent that the perfection of Lender's security interests may be governed by the laws of another jurisdiction, this Equipment Agreement is to be governed by the internal laws of the State of Michigan, including the Uniform Commercial Code as adopted in Michigan. Unless otherwise defined, the terms used in this Equipment Agreement shall have the meaning given them in the Uniform Commercial Code.

         18. WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BOTH BORROWER AND LENDER EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER LENDER NOR BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.



                                   PROFESSIONAL DENTAL HYGIENISTS, INC., d/b/a
                                   Professional Dental Technologies and Services
                                   ---------------------------------------------
                                                  (Name of Borrower)
                                   an Arkansas corporation



                                   By: /s/  Frank H. Newton, III
                                       ----------------------------------------

                                       Its:          Vice President

                                       633 Lawrence
                                       Batesville, Arkansas  75201
                                   ---------------------------------------------
                                                (Address of Borrower)



                                   PROFESSIONAL DENTAL TECHNOLOGIES, INC., d/b/a Pro-Dentec, d/b/a Prism, d/b/a Rota Point
                                   ---------------------------------------------
                                               (Name of Borrower)
                                   a Nevada corporation


                                   By: /s/  Frank H. Newton, III
                                       ---------------------------------------

                                       Its:  Chief Operating Officer

                                       633 Lawrence
                                       Batesville Arkansas  75201
                                       -----------------------------------------
                                                   (Address of Borrower)


                                   NBD BANK


                                   By: /s/  Harold Dalton
                                       ----------------------------------------

                                        Its:  Vice President

                                               701 First National Building
                                               Detroit, Michigan  48226

                                    EXHIBIT A

                               PERMITTED LIEN LIST




SECRETARY OF STATE OF ARKANSAS



FILE NUMBER         RECORDING DATE             SECURED PARTY
-----------         --------------             -------------

755450              May 29, 1991               Pitney Bowes Credit Corp.
768395              September 13, 1991         The Citizens Bank
768396              September 13, 1991         The Citizens Bank
882236              January 7, 1994            Eaton Financial Corporation
884210              January 24, 1994           Miles Financial Services, Inc.
896102              April 5, 1994              Citizens Bank of Batesville
1004324             February 29, 1996          CIT Group/Equipment Financing
1004325             February 29, 1996          CIT Group/Equipment Financing
1006426             March 12, 1996             CIT Group/Equipment Financing
1006427             March 12, 1996             CIT Group/Equipment Financing
1008581             March 22, 1996             CIT Group/Equipment Financing
1008582             March 22, 1996             CIT Group/Equipment Financing




INDEPENDENCE COUNTY, ARKANSAS


FILE NUMBER         RECORDING DATE             SECURED PARTY
-----------         --------------             -------------

48506               September 16, 1991         The Citizens Bank
48507               September 16, 1991         The Citizens Bank
49340               February 20, 1992          AGFA Financial Services
786855              February 21, 1992          AGFA Financial Services
53364               January 10, 1994           Eaton Financial Corporation
53475               January 28, 1994           Miles Financial Services, Inc.
53891               April 1, 1994              Citizens Bank of Batesville
58170               February 29, 1996          CIT Group/Equipment Financing
58172               February 29, 1996          CIT Group/Equipment Financing
58244               March 12, 1996             CIT Group/Equipment Financing
58245               March 12 ,1996             CIT Group/Equipment Financing
58294               March 22, 1996             CIT Group/Equipment Financing
58295               March 22, 1996             CIT Group/Equipment Financing

                         INTELLECTUAL PROPERTY AGREEMENT



This Agreement is entered into on JUNE 25, 1996 between Professional Dental Technologies, Inc., a Nevada corporation ("Borrower"), and NBD Bank, a Michigan banking corporation ("Lender").

Borrower has executed and delivered a Secured Credit Agreement dated JUNE 25, 1996. To induce Lender to provide credit evidenced by the Secured Credit Agreement, Borrower has agreed to the followings terms and conditions regarding all of its present and future trademarks, patents and related rights, including but not limited to the trademarks and patents listed in the attached Schedule A (collectively the "Intellectual Property").

THEREFORE, the parties agree as follows:

         1. Borrower agrees that so long as any debt to Lender of any kind, whenever and however such debt may arise ("Liabilities") is outstanding, the Borrower shall not create or permit to exist any lien on Intellectual Property other than future liens in favor of the Lender as contemplated by this agreement.

         2. So long as any Liabilities remain outstanding, Borrower further agrees that it will not convey or transfer any interest in the Intellectual Property or enter into any agreement (such as a license agreement) regarding the Intellectual Property without the Lender's prior written consent with the exception of a potential license for fluoride toothpaste to be granted to Warner Lambert.

         3. So long as any Liabilities remain outstanding, Lender shall have a license to use the Intellectual Property to the extent deemed necessary by the Lender to enforce any of its rights in any collateral pledged to the Lender by the Borrower.

         4. If at any time Lender in good faith deems itself undersecured, upon demand, Borrower shall execute collateral assignments of the Intellectual Property in form and substance acceptable to Lender on or within ten (10) days of such demand and such additional documents as Lender deems necessary to perfect its interest in such assets. In the event the Borrower does not execute such assignments and documents within such ten (10) day period, the line of credit provided under the Secured Credit Agreement shall cease and no additional borrowings shall be permitted. At the expiration of such ten (10) day period, provided no event of default has occurred, or any circumstances exist that with the passage of time or the giving of notice, or both, would constitute a default, Borrower shall have a period of ninety (90) days to obtain alternate financing. At the expiration of such ninety (90) day period, all Liabilities shall be due immediately without notice.

         5. WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BOTH BORROWER AND LENDER EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER LENDER OR BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.


PROFESSIONAL DENTAL
TECHNOLOGIES, INC.                                NBD BANK


By: /s/ Frank H. Newton, III                     By: /s/ Harold Dalton
    --------------------------                        --------------------------

Its: Chief Operating Officer                      Its:   Vice President
    --------------------------                       ---------------------------

                                   SCHEDULE A



 Patent No.                                                 Registration
                                     Country                Filing Date

 5,078,158                            USA                     1-7-92
 5,109,563                            USA                     5-5-92
 5,205,302                            USA                     4-27-93
 5,342,284                            USA                     8-30-94
 5,052,419                            USA                     10-1-91
 5,276,935                            USA                     1-11-94
 5,373,599                            USA                     12-20-94
 5,072,482                            USA                     12-17-91
 5,148,568                            USA                     9-22-92
 4,884,849                            USA                     12-5-89
 4,827,552                            USA                     5-9-89
   350,440                            USA                     9-13-94
 5,112,226                            USA                     5-12-92
 4,869,277                            USA                     9-26-89
 5,234,009                            USA                     8-10-93

                                   SCHEDULE A
                                   ----------



TRADEMARK                                                REG. NO.

PRO-DENTEC                                               1,953,949
PRO-DENTX                                                1,953,996
ROTA-DENT                                                1,431,860
VICTOR                                                   1,804,289
PRO-CAM                                                  1,798,603
MOBIUS                                                   1,849,050
PROFESSIONAL RELATIONSHIP PROGRAM                        1,849,625
PDT SENSOR                                               1,933,388
STM                                                      1,935,285
SOFT TISSUE MANAGEMENT                                   1,890,856
BEYOND STM                                               1,900,160